UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID cap stock FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2018

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Mid Cap Stock Fund

For the fiscal year ended December 31, 2018

Important Information on Paperless Delivery

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, investment advisor or bank. Instead, the reports will be made available on Lord Abbett’s website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing into your Lord Abbett online account at lordabbett.com and selecting “Log In.” For further information, you may also contact the Fund at (800) 821-5129. Shareholders who hold accounts through a financial intermediary should contact them directly.

You may elect to receive all future reports in paper free of charge by contacting the Fund at (800) 821-5129. Your election to receive reports in paper will apply to all funds held with Lord Abbett. If your fund shares are held through a financial intermediary please contact them directly. Your election applies to all funds held with that intermediary.

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Supplemental Information to Shareholders

Lord Abbett Mid Cap Stock Fund
Annual Report

For the fiscal year ended December 31, 2018

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Mid Cap Stock Fund for the fiscal year ended December 31, 2018. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2018, the Fund returned -14.54%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index1, which returned -12.29% over the same period.

Domestic equity returns were negative over the past year, with large cap stocks, as represented by the S&P 500® Index2, falling -4.38% during the period, while small cap stocks, as represented by the Russell 2000® Index3, were down -11.01%. During the period, there were several market-moving events. Notably, Congress passed the largest rewrite of the U.S. tax code in decades, which went into effect in January 2018. The tax bill reduced the corporate tax rate from 35% to 21% and allowed for a one-time repatriation tax of 15.5%, rather than the standard repatriation tax rate of 35%. In June 2018, the White House announced its intent to impose additional tariffs on $200 billion worth of Chinese goods on top of the $50 billion previously announced. The aggressive U.S. trade posture continued into the third quarter with trade tensions mounting between the U.S. and China. In December, the White

House announced a trade truce between the U.S. and China following a meeting between President Trump and President Xi Jinping at the G20 summit. The U.S. agreed to maintain a 10% tariff rate on $200 billion worth of Chinese imports at the start of 2019 as opposed to the originally planned 25% tariff rate. In return, China agreed to purchase a substantial amount of U.S. agriculture, industrial, and energy products to further reduce the trade imbalance. While the impact has yet to fully be realized, many corporations anticipate that the retaliatory tariffs will weigh on profits. Trade discussions between Mexico, Canada, and the U.S., however, took a more favorable turn as the negotiations resulted in a revised version of the North American Free Trade Agreement (NAFTA) called the U.S.-Mexico-Canada Agreement. In March 2018, the Federal Reserve (the “Fed”) raised its target for short-term interest rates by 0.25%, to a range of 1.50% - 1.75%, and followed with rate hikes of 0.25% at each of its June, September, and December meetings, raising the target range to 2.25% - 2.50%. Amid rising concerns surrounding escalating trade tensions, slowing global growth, and increasing interest rates, the Nasdaq experienced the largest monthly drop since 2008 in October 2018. Following the prior month’s volatility, domestic equity markets rallied in November and partially reversed October’s losses, however the S&P 500® returned to negative territory in December, posting its worst month since February 2009.

Stock selection within the information technology and industrials sectors detracted from relative performance over the period. Within the information technology sector, the Fund’s holding of Flex Ltd., a supply chain insight and logistics provider, was one of the top detractors. Shares of the firm sold off following downward revisions to guidance, the CEO retiring, and the announcement that the firm plans to exit its relationship with Nike. The Fund’s holding of Conduent, Inc., a business process services provider, also detracted from relative performance. Shares of Conduent pulled back following an earnings guidance reduction on the third quarter earnings call. However, we do not believe the company is facing structural issues and anticipate that the new business wins already in the pipeline will lead to positive revenue growth. Additionally, within the industrials sector ADT Inc., a monitored security, interactive home, and business automation monitoring provider, detracted from relative performance. Shares of ADT came under pressure after the company’s IPO as investors grew wary of intensifying competition from both existing and new firms, such as Ring and SimpliSafe.

Conversely, stock selection within the financials and utilities sectors contributed positively to relative performance during the period. Within the financials sector, Argo Group International Holdings, Ltd, a specialty property and casualty insurance company, was a top contributor to relative performance. Shares of Argo Group

International rose as the firm continued to lower risk through portfolio remixing and cost cuts. The Fund’s position in RenaissanceRe Holdings Ltd., a reinsurance and insurance coverage provider, was one of the top contributors to relative performance. The company benefited from the recent acquisition of Tokio Marine Holdings, Inc.’s reinsurance platform, which the market likely believes to be income accretive going forward. Within the utilities sector, FirstEnergy Corp., an energy generation, transmission, and distribution company, contributed the most to relative performance. Shares of FirstEnergy rose throughout the year after the firm received an equity investment totaling $2.5 billion from a group of prominent investors.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3     The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2018. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended December 31, 2018

	1 Year	5 Years	10 Years	Life of Class
Class A3	-19.44%	1.59%	9.44%	–
Class C4	-16.00%	2.05%	9.35%	–
Class F5	-14.38%	2.98%	10.34%	–
Class F3[6]	-14.25%	–	–	-5.88%
Class I5	-14.34%	3.07%	10.44%	–
Class P5	-14.71%	2.66%	10.00%	–
Class R2[5]	-14.84%	2.46%	9.78%	–
Class R3[5]	-14.66%	2.59%	9.91%	–
Class R4[7]	-14.54%	–	–	0.20%
Class R5[7]	-14.33%	–	–	0.44%
Class R6[7]	-14.25%	–	–	0.55%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3     Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2018, is calculated using the SEC-required uniform method to compute such return.

4     The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Performance is at net asset value.

6     Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7     Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/18 – 12/31/18” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/18	12/31/18	7/1/18 - 12/31/18
Class A
Actual	$1,000.00	$861.30	$4.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99
Class C
Actual	$1,000.00	$857.50	$8.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.48	$8.79
Class F
Actual	$1,000.00	$862.10	$3.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23
Class F3
Actual	$1,000.00	$862.70	$3.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26
Class I
Actual	$1,000.00	$861.90	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72
Class P
Actual	$1,000.00	$860.30	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.26	$6.01
Class R2
Actual	$1,000.00	$859.50	$6.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.50	$6.77
Class R3
Actual	$1,000.00	$860.70	$5.77
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.00	$6.26
Class R4
Actual	$1,000.00	$860.90	$4.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99
Class R5
Actual	$1,000.00	$862.20	$3.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.53	$3.72
Class R6
Actual	$1,000.00	$862.50	$3.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.98	$3.26

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.98% for Class A, 1.73% for Class C, 0.83% for Class F, 0.64% for Class F3, 0.73% for Class I, 1.18% for Class P, 1.33% for Class R2, 1.23% for Class R3, 0.98% for Class R4, 0.73% for Class R5 and 0.64% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2018

Sector*	%**
Consumer Discretionary	10.84%
Consumer Staples	5.16%
Energy	5.88%
Financials	19.32%
Health Care	7.24%
Industrials	14.49%
Information Technology	7.94%
Materials	7.85%
Real Estate	9.76%
Utilities	9.57%
Repurchase Agreement	1.95%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2018

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.57%

Aerospace & Defense 2.91%
Huntington Ingalls
Industries, Inc.	94,500	$17,984
Textron, Inc.	477,173	21,945
Total		39,929

Airlines 1.43%
Alaska Air Group, Inc.	322,836	19,645

Auto Components 1.00%
Lear Corp.	112,000	13,760

Banks 8.73%
CIT Group, Inc.	467,884	17,906
Citizens Financial Group, Inc.	823,600	24,486
East West Bancorp, Inc.	288,500	12,558
First Horizon National Corp.	985,300	12,967
KeyCorp	1,996,900	29,514
Signature Bank	79,000	8,122
Sterling Bancorp	858,036	14,166
Total		119,719

Beverages 2.87%
Coca-Cola European Partners plc (United Kingdom)*(a)	428,612	19,652
Cott Corp.	1,417,000	19,753
Total		39,405

Capital Markets 1.97%
BrightSphere Investment Group plc (United Kingdom)(a)	819,264	8,750
E*TRADE Financial Corp.	417,100	18,302
Total		27,052

Chemicals 4.60%
Ashland Global Holdings, Inc.	287,107	20,373
Axalta Coating Systems Ltd.*	457,318	10,710
Eastman Chemical Co.	167,139	12,220
FMC Corp.	138,998	10,280
Platform Specialty Products Corp.*	918,200	9,485
Total		63,068
Investments	Shares	Fair Value (000)
Construction & Engineering 1.35%
Jacobs Engineering Group, Inc.	315,744	$18,458

Containers & Packaging 1.40%
Graphic Packaging Holding Co.	1,420,864	15,118
Packaging Corp. of America	48,147	4,018
Total		19,136

Electric: Utilities 8.14%
Edison International	443,700	25,189
Entergy Corp.	199,323	17,156
Evergy, Inc.	560,416	31,815
FirstEnergy Corp.	997,475	37,455
Total		111,615

Electrical Equipment 3.53%
AMETEK, Inc.	202,306	13,696
Hubbell, Inc.	222,320	22,085
nVent Electric plc (United Kingdom)(a)	560,124	12,581
Total		48,362

Electronic Equipment, Instruments & Components 3.78%
Corning, Inc.	791,300	23,905
Flex Ltd.*	1,003,800	7,639
Keysight Technologies, Inc.*	327,887	20,355
Total		51,899

Energy Equipment & Services 0.73%
National Oilwell Varco, Inc.	390,600	10,038

Equity Real Estate Investment Trusts 9.81%
Alexandria Real Estate Equities, Inc.	210,211	24,225
Boston Properties, Inc.	193,700	21,801
Camden Property Trust	202,900	17,865
Duke Realty Corp.	757,599	19,622
Healthcare Trust of America, Inc. Class A	685,534	17,351
Highwoods Properties, Inc.	292,400	11,313

8	See Notes to Financial Statements.

Schedule of Investments (continued)

December 31, 2018

Investments	Shares	Fair Value (000)
Equity Real Estate Investment Trusts (continued)
UDR, Inc.	564,923	$22,382
Total		134,559

Food Products 2.32%
Bunge Ltd.	155,440	8,306
Conagra Brands, Inc.	512,727	10,952
TreeHouse Foods, Inc.*	247,128	12,532
Total		31,790

Health Care Equipment & Supplies 2.43%
Hill-Rom Holdings, Inc.	161,288	14,282
Zimmer Biomet Holdings, Inc.	184,300	19,116
Total		33,398

Health Care Providers & Services 2.24%
Centene Corp.*	135,184	15,587
Encompass Health Corp.	246,172	15,189
Total		30,776

Hotels, Restaurants & Leisure 2.51%
Aramark	536,100	15,531
MGM Resorts International	776,822	18,846
Total		34,377

Household Durables 1.33%
Lennar Corp. Class A	275,000	10,766
Mohawk Industries, Inc.*	64,100	7,497
Total		18,263

Information Technology Services 1.29%
Conduent, Inc.*	1,660,681	17,653

Insurance 8.72%
Argo Group International Holdings Ltd.	361,456	24,308
Axis Capital Holdings Ltd.	327,100	16,891
Hanover Insurance Group, Inc. (The)	184,747	21,573
Hartford Financial Services Group, Inc. (The)	506,334	22,507
Lincoln National Corp.	298,600	15,321
Investments	Shares	Fair Value (000)
RenaissanceRe Holdings Ltd.	142,471		$19,048
Total			119,648

Life Sciences Tools & Services 1.40%
PerkinElmer, Inc.	243,800		19,151

Machinery 5.35%
Flowserve Corp.	297,300		11,303
ITT, Inc.	273,204		13,188
Parker-Hannifin Corp.	67,904		10,127
Pentair plc (United Kingdom)(a)	441,024		16,662
Stanley Black & Decker, Inc.	184,883		22,138
Total			73,418

Media 1.48%
Cable One, Inc.	11,300		9,267
Interpublic Group of Cos., Inc. (The)	198,294		4,091
Omnicom Group, Inc.	94,100		6,892
Total			20,250

Metals & Mining 1.89%
Lundin Mining Corp.(b)	1,786,232	CAD	7,380
Nucor Corp.	196,800		$10,196
Steel Dynamics, Inc.	279,300		8,390
Total			25,966

Multi-Line Retail 1.46%
Dollar Tree, Inc.*	222,243		20,073

Multi-Utilities 1.49%
CMS Energy Corp.	410,510		20,382

Oil, Gas & Consumable Fuels 5.18%
Concho Resources, Inc.*	73,800		7,586
Hess Corp.	313,300		12,688
Marathon Petroleum Corp.	356,273		21,024
Noble Energy, Inc.	955,704		17,929
ONEOK, Inc.	219,485		11,841
Total			71,068

See Notes to Financial Statements.	9

Schedule of Investments (concluded)

December 31, 2018

Investments	Shares	Fair Value (000)
Pharmaceuticals 1.20%
Jazz Pharmaceuticals plc (Ireland)*(a)	52,600	$6,520
Mylan NV*	362,209	9,925
Total		16,445

Semiconductors & Semiconductor Equipment 1.88%
Marvell Technology Group Ltd.	687,400	11,129
Qorvo, Inc.*	241,447	14,663
Total		25,792

Specialty Retail 2.19%
Advance Auto Parts, Inc.	125,400	19,746
Foot Locker, Inc.	193,842	10,312
Total		30,058

Technology Hardware, Storage & Peripherals 1.03%
NetApp, Inc.	235,941	14,079

Textiles, Apparel & Luxury Goods 0.93%
Tapestry, Inc.	376,000	12,690
Total Common Stocks (cost $1,433,566,743)		1,351,922
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 1.96%

Repurchase Agreement
Repurchase Agreement dated 12/31/2018, 1.45% due 1/2/2019 with Fixed Income Clearing Corp. collateralized by $26,690,000 of U.S. Treasury Note at 2.875% due 7/31/2025; value: $27,386,662; proceeds: $26,851,290 (cost $26,849,127)	$26,849	$26,849
Total Investments in Securities 100.53% (cost $1,460,415,870)		1,378,771
Liabilities in Excess of Other Assets (0.53)%		(7,273)
Net Assets 100.00%		$1,371,498

CAD	Canadian dollar.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$1,351,922	$–	$–	$1,351,922
Short-term Investments
Repurchase Agreement	–	26,849	–	26,849
Total	$1,351,922	$26,849	$–	$1,378,771

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended December 31, 2018.

10	See Notes to Financial Statements.

This page is intentionally left blank.

Statement of Assets and Liabilities

December 31, 2018

ASSETS:
Investments in securities, at fair value (cost $1,460,415,870)	$1,378,770,807
Receivables:
Interest and dividends	2,034,417
Capital shares sold	1,764,503
Investment securities sold	1,415,484
Prepaid expenses and other assets	21,920
Total assets	1,384,007,131
LIABILITIES:
Payables:
Investment securities purchased	7,957,872
Capital shares reacquired	1,628,497
12b-1 distribution plan	883,378
Directors’ fees	833,209
Management fee	692,501
Fund administration	48,945
Accrued expenses	465,185
Total liabilities	12,509,587
NET ASSETS	$1,371,497,544
COMPOSITION OF NET ASSETS:
Paid-in capital	$1,471,320,907
Total distributable earnings (loss)	(99,823,363)
Net Assets	$1,371,497,544

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2018

Net assets by class:
Class A Shares	$872,864,462
Class C Shares	$28,694,183
Class F Shares	$96,499,561
Class F3 Shares	$19,136,784
Class I Shares	$249,326,417
Class P Shares	$43,079,140
Class R2 Shares	$11,616,227
Class R3 Shares	$20,814,901
Class R4 Shares	$12,678,450
Class R5 Shares	$424,426
Class R6 Shares	$16,362,993
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	36,358,423
Class C Shares (200 million shares of common stock authorized, $.001 par value)	1,287,570
Class F Shares (200 million shares of common stock authorized, $.001 par value)	4,054,222
Class F3 Shares (200 million shares of common stock authorized, $.001 par value)	801,206
Class I Shares (250 million shares of common stock authorized, $.001 par value)	10,478,682
Class P Shares (200 million shares of common stock authorized, $.001 par value)	1,853,118
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	493,527
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	875,202
Class R4 Shares (200 million shares of common stock authorized, $.001 par value)	529,802
Class R5 Shares (200 million shares of common stock authorized, $.001 par value)	17,840
Class R6 Shares (200 million shares of common stock authorized, $.001 par value)	685,300
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$24.01
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$25.47
Class C Shares-Net asset value	$22.29
Class F Shares-Net asset value	$23.80
Class F3 Shares-Net asset value	$23.88
Class I Shares-Net asset value	$23.79
Class P Shares-Net asset value	$23.25
Class R2 Shares-Net asset value	$23.54
Class R3 Shares-Net asset value	$23.78
Class R4 Shares-Net asset value	$23.93
Class R5 Shares-Net asset value	$23.79
Class R6 Shares-Net asset value	$23.88

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $54,749)	$30,535,344
Interest and other	458,689
Total investment income	30,994,033
Expenses:
Management fee	9,567,441
12b-1 distribution plan-Class A	2,628,584
12b-1 distribution plan-Class B	2,046
12b-1 distribution plan-Class C	766,514
12b-1 distribution plan-Class F	118,112
12b-1 distribution plan-Class P	253,908
12b-1 distribution plan-Class R2	58,038
12b-1 distribution plan-Class R3	130,219
12b-1 distribution plan-Class R4	45,130
Shareholder servicing	1,652,047
Fund administration	689,395
Registration	167,729
Reports to shareholders	143,518
Professional	69,130
Directors’ fees	62,370
Custody	26,318
Other	108,442
Gross expenses	16,488,941
Expense reductions (See Note 9)	(32,619)
Net expenses	16,456,322
Net investment income	14,537,711
Net realized and unrealized gain (loss):
Net realized gain on investments	65,714,800
Net realized gain on foreign currency exchange contracts	50,617
Net realized gain on foreign currency related transactions	3,573
Net change in unrealized appreciation/depreciation on investments	(314,849,569)
Net realized and unrealized loss	(249,080,579)
Net Decrease in Net Assets Resulting From Operations	$(234,542,868)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Operations:
Net investment income	$14,537,711	$17,599,679
Net realized gain on investments, forward currency exchange contracts and foreign currency related transactions	65,768,990	157,793,410
Net change in unrealized appreciation/depreciation on investments	(314,849,569)	(24,876,482)
Net increase (decrease) in net assets resulting from operations	(234,542,868)	150,516,607
Distributions to shareholders(1)
Class A	(54,545,424)	(28,738,797)
Class B	–	(25,645)
Class C	(1,628,142)	(2,800,823)
Class F	(6,222,664)	(3,445,010)
Class F3	(1,255,112)	(584,339)
Class I	(16,222,251)	(14,076,640)
Class P	(2,642,091)	(1,587,073)
Class R2	(712,298)	(200,216)
Class R3	(1,238,468)	(725,557)
Class R4	(774,992)	(551,827)
Class R5	(27,410)	(2,883)
Class R6	(1,057,104)	(345,588)
Total distributions to shareholders	(86,325,956)	(53,084,398)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	108,334,448	440,281,089
Reinvestment of distributions	77,406,047	48,300,041
Cost of shares reacquired	(493,016,502)	(900,270,002)
Net decrease in net assets resulting from capital share transactions	(307,276,007)	(411,688,872)
Net decrease in net assets	(628,144,831)	(314,256,663)
NET ASSETS:
Beginning of year	$1,999,642,375	$2,313,899,038
End of year	$1,371,497,544	$1,999,642,375
Distributions in excess of net investment income(2)	$–	$–

(1)	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the source of distributions was as follows:
Net investment income - Class A $(9,777,537), Class B $(782), Class C $(126,511), Class F $(1,288,597), Class F3 $(231,042), Class I $(5,639,608), Class P $(448,811), Class R2 $(63,212), Class R3 $(196,083), Class R4 $(190,032), Class R5 $(1,151) and Class R6 $(137,981). Net realized gain - Class A $(18,961,260), Class B $(24,863), Class C $(2,674,312), Class F $(2,156,413), Class F3 $(353,297), Class I $(8,437,032), Class P $(1,138,262), Class R2 $(137,004), Class R3 $(529,474), Class R4 $(361,795), Class R5 $(1,732) and Class R6 $(207,607).
(2)	The SEC eliminated the requirement to disclose distributions in excess of net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(728,159).

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions

Class A
12/31/2018	$29.90	$0.25	$(4.56)	$(4.31)	$(0.26)	$(1.32)	$(1.58)
12/31/2017	28.69	0.23	1.78	2.01	(0.27)	(0.53)	(0.80)
12/31/2016	24.75	0.18	3.93	4.11	(0.17)	–	(0.17)
12/31/2015	25.87	0.19	(1.11)	(0.92)	(0.20)	–	(0.20)
12/31/2014	23.29	0.12	2.58	2.70	(0.12)	–	(0.12)

Class C
12/31/2018	27.80	(0.03)	(4.16)	(4.19)	– (c)	(1.32)	(1.32)
12/31/2017	26.69	– (c)	1.66	1.66	(0.02)	(0.53)	(0.55)
12/31/2016	23.07	(0.01)	3.63	3.62	– (c)	–	–
12/31/2015	24.11	– (c)	(1.03)	(1.03)	(0.01)	–	(0.01)
12/31/2014	21.74	(0.04)	2.41	2.37	–	–	–

Class F
12/31/2018	29.65	0.29	(4.52)	(4.23)	(0.30)	(1.32)	(1.62)
12/31/2017	28.45	0.27	1.77	2.04	(0.31)	(0.53)	(0.84)
12/31/2016	24.55	0.22	3.90	4.12	(0.22)	–	(0.22)
12/31/2015	25.67	0.23	(1.11)	(0.88)	(0.24)	–	(0.24)
12/31/2014	23.11	0.19	2.56	2.75	(0.19)	–	(0.19)

Class F3
12/31/2018	29.74	0.35	(4.55)	(4.20)	(0.34)	(1.32)	(1.66)
4/4/2017 to 12/31/2017(d)	29.19	0.30	1.13	1.43	(0.35)	(0.53)	(0.88)

Class I
12/31/2018	29.66	0.30	(4.52)	(4.22)	(0.33)	(1.32)	(1.65)
12/31/2017	28.47	0.30	1.77	2.07	(0.35)	(0.53)	(0.88)
12/31/2016	24.57	0.24	3.90	4.14	(0.24)	–	(0.24)
12/31/2015	25.68	0.26	(1.11)	(0.85)	(0.26)	–	(0.26)
12/31/2014	23.12	0.20	2.57	2.77	(0.21)	–	(0.21)

Class P
12/31/2018	28.99	0.18	(4.41)	(4.23)	(0.19)	(1.32)	(1.51)
12/31/2017	27.83	0.16	1.74	1.90	(0.21)	(0.53)	(0.74)
12/31/2016	24.02	0.12	3.81	3.93	(0.12)	–	(0.12)
12/31/2015	25.10	0.14	(1.07)	(0.93)	(0.15)	–	(0.15)
12/31/2014	22.60	0.12	2.51	2.63	(0.13)	–	(0.13)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$24.01	(14.54)	0.98		0.85	$872,864	47
29.90	7.03	0.95		0.77	1,091,071	67
28.69	16.61	1.01		0.69	1,157,503	69
24.75	(3.55)	1.01		0.74	1,138,632	63
25.87	11.60	1.08		0.50	1,316,915	59

22.29	(15.20)	1.73		(0.11)	28,694	47
27.80	6.25	1.69		– (c)	142,724	67
26.69	15.70	1.75		(0.06)	196,441	69
23.07	(4.27)	1.75		(0.01)	199,956	63
24.11	10.90	1.75		(0.16)	231,505	59

23.80	(14.38)	0.83		0.99	96,500	47
29.65	7.20	0.80		0.91	123,997	67
28.45	16.77	0.86		0.85	144,220	69
24.55	(3.41)	0.86		0.90	116,935	63
25.67	11.89	0.85		0.80	126,404	59

23.88	(14.25)	0.64		1.19	19,137	47
29.74	4.94 (e)	0.63	(f)	1.35 (f)	21,007	67

23.79	(14.34)	0.73		1.04	249,326	47
29.66	7.29	0.70		1.01	484,925	67
28.47	16.90	0.76		0.95	687,856	69
24.57	(3.31)	0.76		1.00	604,278	63
25.68	11.97	0.75		0.82	666,535	59

23.25	(14.71)	1.18		0.63	43,079	47
28.99	6.84	1.15		0.56	63,371	67
27.83	16.35	1.21		0.48	73,204	69
24.02	(3.68)	1.15		0.57	78,293	63
25.10	11.63	1.05		0.53	102,977	59

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions

Class R2
12/31/2018	$29.40	$0.15	$(4.48)	$(4.33)	$(0.21)	$(1.32)	$(1.53)
12/31/2017	28.29	0.15	1.73	1.88	(0.24)	(0.53)	(0.77)
12/31/2016	24.44	0.09	3.86	3.95	(0.10)	–	(0.10)
12/31/2015	25.49	0.09	(1.08)	(0.99)	(0.06)	–	(0.06)
12/31/2014	22.95	0.05	2.54	2.59	(0.05)	–	(0.05)

Class R3
12/31/2018	29.58	0.17	(4.47)	(4.30)	(0.18)	(1.32)	(1.50)
12/31/2017	28.39	0.16	1.75	1.91	(0.19)	(0.53)	(0.72)
12/31/2016	24.51	0.11	3.88	3.99	(0.11)	–	(0.11)
12/31/2015	25.61	0.13	(1.10)	(0.97)	(0.13)	–	(0.13)
12/31/2014	23.06	0.09	2.55	2.64	(0.09)	–	(0.09)

Class R4
12/31/2018	29.79	0.24	(4.54)	(4.30)	(0.24)	(1.32)	(1.56)
12/31/2017	28.59	0.23	1.78	2.01	(0.28)	(0.53)	(0.81)
12/31/2016	24.72	0.37	3.74	4.11	(0.24)	–	(0.24)
6/30/2015 to 12/31/2015(g)	26.44	0.15	(1.64)	(1.49)	(0.23)	–	(0.23)

Class R5
12/31/2018	29.66	0.34	(4.56)	(4.22)	(0.33)	(1.32)	(1.65)
12/31/2017	28.47	0.31	1.76	2.07	(0.35)	(0.53)	(0.88)
12/31/2016	24.57	0.28	3.86	4.14	(0.24)	–	(0.24)
6/30/2015 to 12/31/2015(g)	26.28	0.18	(1.63)	(1.45)	(0.26)	–	(0.26)

Class R6
12/31/2018	29.74	0.36	(4.56)	(4.20)	(0.34)	(1.32)	(1.66)
12/31/2017	28.52	0.36	1.74	2.10	(0.35)	(0.53)	(0.88)
12/31/2016	24.58	0.28	3.91	4.19	(0.25)	–	(0.25)
6/30/2015 to 12/31/2015(g)	26.28	0.20	(1.63)	(1.43)	(0.27)	–	(0.27)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Amount less than $0.01.
(d)	Commenced on April 4, 2017.
(e)	Not annualized.
(f)	Annualized.
(g)	Commenced on June 30, 2015.

18	See Notes to Financial Statements.

			Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$23.54	(14.84)		1.33		0.51		$11,616	47
29.40	6.68		1.29		0.50		8,068	67
28.29	16.20		1.35		0.35		1,097	69
24.44	(3.92)		1.36		0.35		966	63
25.49	11.30		1.35		0.23		1,549	59

23.78	(14.66)		1.23		0.59		20,815	47
29.58	6.76		1.18		0.53		30,343	67
28.39	16.29		1.25		0.45		37,228	69
24.51	(3.77)		1.24		0.51		30,030	63
25.61	11.45		1.24		0.36		32,426	59

23.93	(14.54)		0.98		0.83		12,678	47
29.79	7.04		0.95		0.78		21,071	67
28.59	16.61		0.97		1.30		9,430	69
24.72	(5.61	)(e)	1.01	(f)	1.17	(f)	9	63

23.79	(14.33)		0.73		1.17		424	47
29.66	7.30		0.70		1.05		100	67
28.47	16.86		0.74		1.05		69	69
24.57	(5.48	)(e)	0.76	(f)	1.42	(f)	9	63

23.88	(14.25)		0.64		1.22		16,363	47
29.74	7.40		0.62		1.21		11,878	67
28.52	17.03		0.63		1.06		895	69
24.58	(5.43	)(e)	0.63	(f)	1.56	(f)	26	63

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus. On April 25, 2018, the Fund’s remaining Class B shares converted to Class A shares.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”). The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Forward foreign currency exchange contracts are valued using daily forward exchange rates.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2015 through December 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, C, F, P, R2, R3, and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Forward Foreign Currency Exchange Contracts–The Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on foreign currency exchange contracts in the Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar

Notes to Financial Statements (continued)

cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on foreign currency exchange contracts in the Fund’s Statement of Operations.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2018 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2018, the effective management fee paid to Lord Abbett was at an annualized rate of .56% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class B(1)	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.25%	(3)	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Class B closed on April 25, 2018.
(2)	The Class F share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(3)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2018:

Distributor Commissions	Dealers’ Concessions
$54,168	$292,837

Distributor received CDSCs of $624 and $1,758 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2018.

Other Related Parties

As of December 31, 2018, the percentages of the Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Global Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund, were 4.31%, 0.33%, 4.87% and 5.83%, respectively.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2018 and 2017 was as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Distributions paid from:
Ordinary income	$14,516,355	$18,105,332
Net long-term capital gains	71,809,601	34,979,066
Total distributions paid	$86,325,956	$53,084,398

As of December 31, 2018, the components of accumulated gains or losses on a tax-basis were as follows:

Undistributed ordinary income – net	$129,979
Total Undistributed earnings	129,979
Temporary differences	$(10,763,596)
Unrealized loss – net	$(89,189,746)
Total accumulated losses – net	$(99,823,363)

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer post-October capital losses of $9,930,387 during fiscal 2018.

As of December 31, 2018, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,467,960,553
Gross unrealized gain	83,228,519
Gross unrealized loss	(172,418,265)
Net unrealized security loss	$(89,189,746)

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2018 were as follows:

Purchases	Sales
$794,396,130	$1,147,751,280

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2018.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2018, the Fund engaged in cross-trades purchases of $8,269,806 and sales of $18,884,955 which resulted in net realized gains of $3,919,785.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into forward foreign currency exchange contracts for the fiscal year ended December 31, 2018 (as described in note 2(f)). A forward foreign currency exchange contract reduces the Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. The Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts and deposits with brokers as collateral.

As of December 31, 2018, the Fund had no forward foreign currency exchange contracts outstanding. An amount of $50,617 is included in the Statement of Operations related to forward foreign currency exchange contracts under the caption Net realized gain on foreign currency exchange contracts. The average notional amounts in U.S. dollars of forward foreign currency exchange contracts throughout the period was $4,236,216.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the

Notes to Financial Statements (continued)

agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$26,849,127	$–	$26,849,127
Total	$26,849,127	$–	$26,849,127

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$26,849,127	$–	$–		$(26,849,127)	$–
Total	$26,849,127	$–	$–		$(26,849,127)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2018.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

During the period ended August 8, 2018, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a syndicated line of credit facility with various lenders for $600 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. During the period ended August 8, 2018, the Fund did not utilize the Facility.

Notes to Financial Statements (continued)

For the period August 9, 2018 through December 20, 2018, the Participating Funds entered into an amended syndicated line of credit facility with various lenders for $1.06 billion (the “Syndicated Facility”), whereas SSB participates as a lender and as agent for the lenders. Under the Syndicated Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, $350 million, or $1 billion, based on past borrowings and likelihood of future borrowings. Effective December 21, 2018, the Participating Funds entered into an amended Syndicated Facility with various lenders for $1.1 billion based on the same terms as described above.

Effective August 9, 2018, the Participating Funds entered into an additional line of credit facility with SSB for $250 million (the “Bilateral Facility,” and together with the Syndicated Facility, the “Facilities”). Under the Bilateral Facility, each Participating Fund may borrow up to the lesser of $250 million or one-third of Fund assets. The Facilities are to be used for temporary or emergency purposes to satisfy redemption requests and manage liquidity.

For the period from August 9, 2018 through December 31, 2018, the Fund did not utilize the Facilities.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to limitations and conditions. During the fiscal year ended December 31, 2018, the Fund did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing is also subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Accordingly, mid-sized company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Notes to Financial Statements ( continued)

Because the Fund invests in real estate investment trusts (“REITS”), it may be subject to the risks that impact the value of the underlying properties or mortgages of the REITs in which it invests. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,291,956	$36,605,855	4,178,991	$123,510,905
Converted from Class B *	29,117	875,749	133,619	3,970,871
Converted from Class C **	3,041,220	91,283,998	–	–
Reinvestment of distributions	1,968,587	48,188,593	851,668	25,197,101
Shares reacquired	(6,464,698)	(189,187,135)	(9,021,455)	(267,194,813)
Decrease	(133,818)	$(12,232,940)	(3,857,177)	$(114,515,936)
Class B Shares
Shares sold	214	$5,877	47,486	$1,297,746
Reinvestment of distributions	–	5	924	25,556
Shares reacquired	(7,940)	(220,630)	(88,219)	(2,416,551)
Converted to Class A *	(31,201)	(875,749)	(143,404)	(3,970,871)
Decrease	(38,927)	$(1,090,497)	(183,213)	$(5,064,120)
Class C Shares
Shares sold	116,741	$3,054,489	518,658	$14,159,723
Reinvestment of distributions	66,504	1,511,640	98,831	2,719,412
Shares reacquired	(748,474)	(20,505,917)	(2,843,257)	(78,191,858)
Converted to Class A **	(3,280,552)	(91,283,998)	–	–
Decrease	(3,845,781)	$(107,223,786)	(2,225,768)	$(61,312,723)
Class F Shares
Shares sold	689,963	$19,857,195	2,007,887	$58,959,396
Reinvestment of distributions	203,229	4,932,038	92,889	2,725,190
Shares reacquired	(1,021,347)	(29,749,648)	(2,988,046)	(88,239,439)
Decrease	(128,155)	$(4,960,415)	(887,270)	$(26,554,853)

Notes to Financial Statements (continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017
Class F3 Shares(a)	Shares	Amount	Shares	Amount
Shares sold	253,852	$7,488,033	738,329	$21,819,001
Reinvestment of distributions	51,549	1,255,112	19,859	584,058
Shares reacquired	(210,631)	(6,149,648)	(51,752)	(1,549,567)
Increase	94,770	$2,593,497	706,436	$20,853,492
Class I Shares
Shares sold	259,054	$7,646,635	5,150,370	$151,331,196
Reinvestment of distributions	667,767	16,198,940	478,173	14,033,224
Shares reacquired	(6,796,641)	(203,302,001)	(13,441,864)	(398,311,286)
Decrease	(5,869,820)	$(179,456,426)	(7,813,321)	$(232,946,866)
Class P Shares
Shares sold	89,822	$2,583,528	175,910	$5,041,533
Reinvestment of distributions	111,371	2,639,417	55,222	1,584,087
Shares reacquired	(534,246)	(15,219,914)	(675,320)	(19,419,900)
Decrease	(333,053)	$(9,996,969)	(444,188)	$(12,794,280)
Class R2 Shares
Shares sold	322,587	$9,559,142	285,328	$8,390,524
Reinvestment of distributions	3,518	84,436	709	20,624
Shares reacquired	(107,020)	(3,094,951)	(50,359)	(1,481,757)
Increase	219,085	$6,548,627	235,678	$6,929,391
Class R3 Shares
Shares sold	131,320	$3,821,757	703,490	$20,500,809
Reinvestment of distributions	51,062	1,238,155	24,785	725,600
Shares reacquired	(332,818)	(9,818,706)	(1,013,864)	(29,486,082)
Decrease	(150,436)	$(4,758,794)	(285,589)	$(8,259,673)
Class R4 Shares
Shares sold	164,292	$4,922,436	576,870	$16,939,588
Reinvestment of distributions	29,175	711,812	17,280.24	509,342
Shares reacquired	(370,940)	(11,154,469)	(216,675)	(6,412,223)
Increase (decrease)	(177,473)	$(5,520,221)	377,475	$11,036,707
Class R5 Shares
Shares sold	19,828	$582,466	3,827.00	$112,912
Reinvestment of distributions	1,130	27,410	98.00	2,883
Shares reacquired	(6,504)	(193,491)	(2,980)	(87,729)
Increase	14,454	$416,385	945.00	$28,066
Class R6 Shares
Shares sold	409,539	$12,207,035	619,860	$18,217,756
Reinvestment of distributions	25,411	618,489	5,879	172,964
Shares reacquired	(149,037)	(4,419,992)	(257,741)	(7,478,797)
Increase	285,913	$8,405,532	367,998	$10,911,923

*	Automatic conversion of Class B shares occurred on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Class B shares were closed on April 25, 2018.
**	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the tenth anniversary of the day on which the purchase order was accepted.
(a)	Commenced on April 4, 2017.

Notes to Financial Statements (concluded)

15.	REORGANIZATION

As of the close of business on February 22, 2019, Mid Cap Stock Fund acquired the net assets of Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”) pursuant to a plan of reorganization approved by Calibrated Mid Cap Value Fund’s shareholders on February 8, 2019. The reorganization permitted Calibrated Mid Cap Value Fund shareholders to pursue a substantially similar investment goal, but as part of a larger fund with a lower expense ratio. The acquisition was accomplished by a tax-free exchange. The cost basis of securities received from Calibrated Mid Cap Value Fund was carried forward.

The total net assets of Mid Cap Stock Fund immediately before the transfer were $1,546,274,546. Total net assets of Calibrated Mid Cap Value Fund immediately before the transfer were $647,086,669 including $8,845,860 of unrealized appreciation. Total net assets of Mid Cap Stock Fund immediately after the transfer were $2,193,361,215.

Report of Independent Registered Public Accounting Firm

To the shareholders and Board of Directors of Lord Abbett Mid Cap Stock Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

New York, New York

February 28, 2019

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Directors

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is director/trustee of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 investment companies in the Lord Abbett Family of Funds, which consist of 61 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001– 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: None. Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Director since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006; Chairman since 2017

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016); CEO of Tullis Health Investors-FL LLC. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine, Inc. (since 2018), and electroCore, Inc. (since 2018).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert A. Lee (1969)	Executive Vice President	Elected in 2016	Partner and Chief Investment Officer, and was formerly Deputy Chief Investment Officer and Director of Taxable Fixed Income, joined Lord Abbett in 1997.

David J. Linsen (1974)	Executive Vice President	Elected in 2012	Partner and Director of Equities, joined Lord Abbett in 2001.

Eli Rabinowich (1975)	Executive Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2018 and was formerly a Portfolio Manager, Partner, and Analyst at Pzena Investment Management (2004–2018).

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected in 2018	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Bernard J. Grzelak (1971)	Chief Financial Officer and Vice President	Elected in 2017	Partner, Chief Operating Officer, Global Funds and Risk, joined Lord Abbett in 2003.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015 and was formerly an Associate at Stroock & Stroock & Lavan LLP (2007–2015).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
So Young Lee (1971)	Vice President	Elected in 2018	Portfolio Manager, joined Lord Abbett in 2013.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003–2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012– 2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected in 2007	Partner and General Counsel, joined Lord Abbett in 2007.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014 and was formerly Director at UBS Global Asset Management (2005– 2014).

Vito A. Fronda (1969)	Treasurer	Elected in 2018	Partner and Director of Taxation, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board, including all of the Directors who are not “interested persons” of the Fund or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett (the “Agreement”). In connection with its most recent approval, the Board reviewed materials relating specifically to the Agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its knowledge of Lord Abbett gained through its meetings and discussions. These meetings and discussions included reviews of Fund performance conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management. The Independent Directors also met with their independent legal counsel in various private sessions at which no representatives of management were present.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions (“Broadridge”) regarding the investment performance of the Fund compared to the investment performance of certain funds with similar investment styles as determined by Broadridge, based, in part, on the Fund’s Morningstar category (the “performance peer group”), and the investment performance of two appropriate benchmarks; (2) information provided by Broadridge regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the Agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fee schedules for Lord Abbett’s other advisory clients maintaining accounts with a similar investment strategy as the Fund; and (9) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to continue to benefit from the nature, extent and quality of the investment services provided by Lord Abbett under the Agreement.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group and two appropriate benchmarks as of various periods ended August 31, 2018. The Board observed that the Fund’s investment performance was below the median of the performance peer group for the one-, three-, five-, and ten-year periods and took

Approval of Advisory Contract (continued)

into account recent changes to the portfolio management team and other actions taken by Lord Abbett to attempt to improve equity fund performance. The Board further considered Lord Abbett’s performance and reputation generally, the performance of other Lord Abbett-managed funds overseen by the Board, and the willingness of Lord Abbett to take steps intended to improve performance when appropriate. After reviewing these and related factors, the Board concluded that the Fund’s Agreement should be continued.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline, and other services provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the expense level of the Fund related to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the net total expense ratio of the Fund was below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the expense level of the Fund was reasonable and supported the continuation of the Agreement.

Profitability. The Board considered the level of Lord Abbett’s operating margin in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. It considered whether the Fund was profitable to Lord Abbett in connection with the Fund’s operation, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins excluding Lord Abbett’s marketing and distribution expenses. The Board also considered Lord Abbett’s profit margins, without those exclusions, in comparison with available industry data and how those profit margins could affect Lord Abbett’s ability to recruit and retain personnel. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s profitability with respect to the Fund was not excessive.

Economies of Scale. The Board considered the extent to which there had been economies of scale in managing the Fund, whether the Fund’s shareholders had appropriately benefited from such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than

Approval of Advisory Contract (concluded)

investment advisory services, such as the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Lord Abbett Funds. The Board also took into consideration the investment research that Lord Abbett receives as a result of client brokerage transactions.

Alternative Arrangements. The Board considered whether, instead of approving continuation of the Agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the Agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the Agreement. In considering whether to approve the continuation of the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888–522–2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividend received deduction.

Additionally, of the distribution paid to the shareholders during the fiscal year ended December 31, 2018, $71,809,601 represent long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Mid Cap Stock Fund, Inc.	LAMCVF-2 (2/19)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2018 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of Directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2018 and 2017 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2018	2017
Audit Fees {a}	$40,100	$40,100
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	40,100	40,100

Tax Fees {b}	7,971	7,940
All Other Fees	- 0 -	- 0 -

Total Fees	$48,071	$48,040

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2018 and 2017 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees {a}	$200,339	$201,416

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2018 and 2017 were:

	Fiscal year ended:
	2018	2017
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID CAP STOCK FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 28, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 28, 2019

By:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Date: February 28, 2019